united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 11/30

Date of reporting period: 11/30/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Auer Growth Fund

Annual Report

November 30, 2021

Fund Adviser:

SBAuer Funds, LLC

8801 River Crossing Blvd, Suite 100

Indianapolis, IN 46240

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

Auer Growth Fund
Management’s discussion of Fund performance (Unaudited)

Dear Shareholder:

Out of adversity comes opportunity. From the depths of the COVID crisis and the political turmoil of the past year the Auer Growth Fund has recorded one of its strongest years. We are very proud to announce that the Fund has achieved a 3-star Morningstar quantitative rating as of October 31, 2021. We have also earned a 4-star five-year rating. The ten-year rating remains 1-star, but we hope to see that improve if the Fund’s current performance level continues.

The Fund’s 2021 fiscal year which ended November 30, 2021, presented the strategy with some interesting challenges and opportunities. We saw the Fund’s portfolio turnover rate noticeably decrease compared to earlier periods. As we have discussed in detail our strategy is to buy companies that are increasing earnings per share by at least 25% and sales by 20% as compared to the same quarter from the previous year, all while retaining a price to earnings ratio of 12 or less. Each stock must continue to meet this hurdle on a quarterly basis, or it is removed from the portfolio, which is a very demanding discipline. The second and most exciting reason to sell a position is if it doubles in value.

There were two key economic factors we believe contributed to this reduced turn over. The period of comparison from 2020 was in the height of the COVID related slow down so it made the comparison period less competitive than “normal’ periods. More importantly, we saw small and mid-cap companies, which comprise most of the Fund’s investments, bounce back from the early impact of COVID very quickly. This slow down and bounce back effect allowed us to hold more of those high-quality investments until they doubled in value. This year we had 26 positions that were held until they doubled in value, a record for the Fund. For the period ended November 30, 2021, the Auer Growth Fund was up 39.51% compared to the S&P 500 which was up 27.92%. The Fund’s longer-term performance still lags the S&P 500 but we are beginning to narrow the gap.

Driving the performance of the Fund were those 26 positions that we were able to hold until they doubled in value. We saw a diverse group of stocks really propel the portfolio forward. Audiovoxx, Ichor Holdings, Century Communities, and Ultra Clean Holdings were all 2% positions that doubled in value. At the same time not everything in the portfolio made money, BM Technologies, Co-Diagnostics, and Fortuna Silver Mine did weigh on the portfolio.

As we look forward to 2022, we see strong possibilities for the portfolio. With the return of inflation, we see some short-term challenges for the type of companies we hold in the portfolio. However, with the strong balance sheets and extremely low debt load our

Auer Growth Fund
Management’s discussion of Fund performance (Unaudited)
(continued)

companies hold we believe they will fare much better than the debt-ridden behemoths that are currently lumbering around the S&P 500. With the rise of inflation, we believe we will see end of the “free money” era. Increasing inflation will force the federal reserve to take action to limit the money supply by increasing interest rates. When interest rates increase, we will see those companies who borrowed money to buy their own stock begin to feel the financial squeeze. Which we believe will lead savvy investors to move to those companies with stronger balance sheets, like those of the companies we hold in the portfolio.

In addition to inflation and interest rate increases we see COVID still playing a part in in our economic future. We believe that over time its impact will become more regional and seasonal in nature, but still has the potential to disrupt normal operations. We believe that companies, industries and eventually nations will adapt to do deal with this ongoing concern, which in the long run will lead to stronger and more resilient organizations.

The discussion of inflation, interest rates and the continued COVID situation leads to a feeling of pessimism. That is quite the contrary to how we see the future. These challenges we believe will lead to new opportunity and a refocusing on the fundamentals of what makes a business valuable. We believe the entrepreneurial spirt of American business and the resilience of the American people will find a way to move forward. There will be false starts, there will be potholes but there will be innovation and breakthrough. We see huge opportunities for those nimble and fiscally sound companies to revolutionize their business and reap the benefits of being bold.

We thank you for your continued trust and faith in us. We wish you and your family the best in the year to come.

Investment Results (Unaudited)

Average Annual Total Returns

as of November 30, 2021

	One Year	Five Year	Ten Year
Auer Growth Fund	39.51%	10.56%	6.68%
S&P 500® Index(a)	27.92%	17.90%	16.16%

Total annual operating expenses, as disclosed in the Auer Growth Fund (the “Fund”) prospectus dated March 30, 2021, which included acquired fund fees and expenses of 0.01%, were 2.57% of average daily net assets. Additional information pertaining to the Fund’s expense ratios as of November 30, 2021 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(a)	The S&P 500® Index (the “Index”) is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (888) 711-2837.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Auer Growth Fund and the S&P 500® Index.

The chart above assumes an initial investment of $10,000 made on November 30, 2011 and held through November 30, 2021. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 711-2837. You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Auer Growth Fund Holdings as of November 30, 2021*

*	As a percentage of net assets.

The investment objective of the Fund is long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that SBAuer Funds, LLC (the “Adviser”) believes present the most favorable potential for capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at https://www.auergrowthfund.com.

Auer Growth Fund
Schedule of Investments
November 30, 2021

	Shares	Fair Value
COMMON STOCKS — 99.92%

Consumer Discretionary — 17.67%
AMREP Corp.(a)	11,000	$137,500
Asbury Automotive Group, Inc.(a)	2,500	409,100
Bassett Furniture Industries, Inc.	9,300	141,732
Builders FirstSource, Inc.(a)	5,000	347,200
Century Communities, Inc.	1,800	127,926
D.R. Horton, Inc.	5,200	508,040
Forestar Group, Inc.(a)	4,700	93,154
KB Home	5,600	223,944
Lithia Motors, Inc.	800	233,064
M.D.C. Holdings, Inc.	8,424	403,004
PulteGroup, Inc.	2,200	110,066
Signet Jewelers Ltd.	1,700	165,138
Sturm Ruger & Co., Inc.	2,600	186,394
Tilly’s, Inc., Class A	7,900	118,658
Toll Brothers, Inc.	4,000	253,880
TRI Pointe Group, Inc.(a)	19,500	486,915
Winnebago Industries, Inc.	3,700	267,214
		4,212,929
Energy — 13.01%
Canadian Natural Resources Ltd.	3,700	151,034
Continental Resources, Inc.	12,000	532,080
Devon Energy Corp.	3,000	126,180
Diamondback Energy, Inc.	6,000	640,380
Gran Tierra Energy, Inc.(a)	150,000	99,690
HollyFrontier Corp.	7,800	252,096
Magnolia Oil & Gas Corp.	8,000	151,760
Matador Resources Co.	8,200	322,014
REX American Resources Corp.(a)	2,700	245,700
VAALCO Energy, Inc.(a)	190,000	581,400
		3,102,334
Financials — 10.15%
AmeriServ Financial, Inc.	28,500	109,725
Bank of the James Financial Group	8,800	139,832
Barclays PLC - ADR	11,000	108,900
Baycom, Corp.(a)	6,700	122,007
Citigroup, Inc.	6,500	414,050
First Internet Bancorp	14,000	606,340
FNCB Bancorp, Inc.	15,000	135,300
HSBC Holdings PLC - ADR	4,100	113,488
OFG Bancorp	12,000	289,200
Pzena Investment Management, Inc., Class A	11,500	107,870
Stewart Information Services Corp.	2,000	142,440
Western New England Bancorp, Inc.	15,000	132,150
		2,421,302

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Schedule of Investments (continued)
November 30, 2021

	Shares	Fair Value
COMMON STOCKS — 99.92%

Health Care — 1.38%
Enzo Biochem, Inc.(a)	32,000	$111,360
Quipt Home Medical Corp.(a)	35,000	217,700
		329,060
Industrials — 21.11%
Alaska Air Group, Inc.(a)	2,400	116,568
Atlas Air Worldwide Holdings, Inc.(a)	7,300	639,553
Controladora Vuela Compania de Aviacion, S.A.B. de C.V. - ADR(a)	6,800	100,776
Costamare, Inc.	18,500	222,000
Covenant Transportation Group, Inc.(a)	11,000	275,770
Cross Country Healthcare, Inc.(a)	7,700	201,432
Flex LNG Ltd.	8,700	210,540
Heidrick & Struggles International, Inc.	5,300	228,801
Heritage-Crystal Clean, Inc.(a)	3,600	115,524
Knight-Swift Transportation Holdings, Inc.	4,300	246,175
Matson, Inc.	3,100	252,743
Meritor, Inc.(a)	10,000	252,900
Mueller Industries, Inc.	2,600	143,858
PAM Transportation Services, Inc.(a)	2,200	142,538
Pangaea Logistics Solutions Ltd.	47,000	179,540
Perma-Pipe International Holdings, Inc.(a)	14,000	122,500
Schnitzer Steel Industries, Inc., Class A	12,000	577,200
Sypris Solutions, Inc.(a)	72,000	192,960
Triton International Ltd.	4,000	223,880
USA Truck, Inc.(a)	34,000	587,520
		5,032,778
Materials — 27.37%
AdvanSix, Inc.	15,700	711,053
Alcoa Corp.	6,500	302,445
Arch Resources, Inc.	3,500	271,215
Celanese Corp.	1,500	227,040
Cleveland-Cliffs, Inc.(a)	10,300	209,605
Commercial Metals Co.	7,200	222,480
Companhia Siderurgica Nacional SA - ADR	26,000	99,840
Dow, Inc.	1,900	104,367
Encore Wire Corp.	6,000	842,760
Fortuna Silver Mines, Inc.(a)	78,000	271,440
Freeport-McMoRan, Inc.	6,200	229,896
Friedman Industries, Inc.	9,000	92,340
Gerdau SA - ADR	35,000	158,200
Harmony Gold Mining Co. Ltd. - ADR	28,000	119,280
Huntsman Corp.	4,500	142,605
LyondellBasell Industries NV, Class A	4,500	392,085
Methanex Corp.	6,100	243,939
Mosaic Co. (The)	14,000	479,080
Nucor Corp.	4,400	467,544

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Schedule of Investments (continued)
November 30, 2021

	Shares	Fair Value
COMMON STOCKS — 99.92%

Materials — 27.37% - (continued)
Olin Corp.	4,100	$222,835
Steel Dynamics, Inc.	4,300	257,140
UFP Industries, Inc.	3,300	274,824
Worthington Industries, Inc.	3,700	177,526
		6,519,539
Technology — 9.23%
Alpha & Omega SemiConductor Ltd.(a)	8,000	392,960
Amkor Technology, Inc.	8,600	185,416
CLPS, Inc.(a)	57,000	144,780
Himax Technologies, Inc. - ADR	43,000	427,850
Micron Technology, Inc.	5,000	420,000
SigmaTron International, Inc.(a)	28,000	224,000
SMART Global Holdings, Inc.(a)	5,000	285,100
Ultra Clean Holdings, Inc.(a)	2,200	120,582
		2,200,688

Total Common Stocks (Cost $22,279,588)		23,818,630

MONEY MARKET FUNDS — 0.57%
Fidelity Investments Money Market Government Portfolio - Class I, 0.01%(b)	135,571	135,571

Total Money Market Funds (Cost $135,571)		135,571
Total Investments — 100.49%
(Cost $22,415,159)		23,954,201
Liabilities in Excess of Other Assets — (0.49)%		(116,135)
NET ASSETS — 100.00%		$23,838,066

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2021.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Statement of Assets and Liabilities
November 30, 2021

Assets
Investments in securities at fair value (cost $22,415,159)	$23,954,201
Receivable for fund shares sold	500
Receivable for investments sold	25,233
Dividends receivable	13,768
Prepaid expenses	9,381
Total Assets	24,003,083

Liabilities
Payable for fund shares redeemed	100,000
Payable to Adviser	31,337
Payable to affiliates	7,941
Other accrued expenses	25,739
Total Liabilities	165,017
Net Assets	$23,838,066

Net Assets consist of:
Paid-in capital	$26,317,210
Accumulated deficit	(2,479,144)
Net Assets	$23,838,066

Shares outstanding (unlimited number of shares authorized, no par value)	2,110,268
Net asset value, offering and redemption price per share(a)	$11.30

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Statement of Operations
For the year ended November 30, 2021

Investment Income
Dividend income (net of foreign taxes withheld of $8,975)	$370,366
Total investment income	370,366

Expenses
Adviser	344,427
Fund accounting	32,932
Administration	30,612
Legal	21,398
Audit and tax preparation	19,060
Transfer agent	18,368
Trustee	14,526
Compliance services	12,000
Report printing	10,843
Registration	8,680
Custodian	4,554
Insurance	2,100
Pricing	1,655
Miscellaneous	24,637
Total expenses	545,792
Net investment loss	(175,426)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	6,995,545
Net realized loss on foreign currency translations	(3)
Net change in unrealized appreciation of investment securities	247,993
Net realized and change in unrealized gain on investments	7,243,535
Net increase in net assets resulting from operations	$7,068,109

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2021	2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(175,426)	$(17,039)
Net realized gain (loss) on investment securities and foreign currency translations	6,995,542	(1,685,013)
Net change in unrealized appreciation of investment securities	247,993	304,092
Net increase (decrease) in net assets resulting from operations	7,068,109	(1,397,960)

Capital Transactions
Proceeds from shares sold	229,369	4,513,055
Amount paid for shares redeemed	(1,893,634)	(8,643,923)
Net decrease in net assets resulting from capital transactions	(1,664,265)	(4,130,868)
Total Increase (Decrease) in Net Assets	5,403,844	(5,528,828)

Net Assets
Beginning of year	18,434,222	23,963,050
End of year	$23,838,066	$18,434,222

Share Transactions
Shares sold	20,865	549,947
Shares redeemed	(185,065)	(1,226,743)
Net decrease in shares outstanding	(164,200)	(676,796)

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended November 30,
	2021	2020		2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$8.10	$8.12		$7.85	$8.89	$6.84
Income from investment operations:
Net investment loss	(0.08)	(0.02)		(0.06)	(0.07)	— (a)
Net realized and unrealized gain (loss)	3.28	—	(a)(b)	0.33	(0.97)	2.05
Total from investment operations	3.20	(0.02)		0.27	(1.04)	2.05
Paid in capital from redemption fees	—	—		—	— (a)	— (a)
Net asset value, end of year	$11.30	$8.10		$8.12	$7.85	$8.89
Total Return(c)	39.51%	(0.25)%		3.44%	(11.70)%	29.97%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$23,838	$18,434		$23,963	$25,807	$31,023
Ratio of expenses to average net assets	2.37%	2.56%		2.31%	2.15%	2.29%
Ratio of net investment income (loss) to average net assets	(0.76)%	(0.09)%		(0.64)%	(0.74)%	0.09%
Portfolio turnover rate	150%	169%		210%	172%	191%

(a)	Rounds to less than $0.005 per share.

(b)	Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Notes to the Financial Statements
November 30, 2021

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2021

tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2021

and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended November 30, 2021, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Earnings
Paid-In Capital	(Deficit)
$(36,531)	$36,531

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2021

in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2021

the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2021:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$23,818,630	$—	$—	$23,818,630
Money Market Funds	135,571	—	—	135,571
Total	$23,954,201	$—	$—	$23,954,201

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2021, the Adviser earned a fee of $344,427 from the Fund. At November 30, 2021, the Fund owed the Adviser $31,337 for management services.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement,

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2021

NLCS receives fees from the Fund, which are approved annually by the Board. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners provided the Chief Compliance Officer to the Trust.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,785 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $3,235 per fund from the Trust, and the Independent Chairman of the Board receives $3,435 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. Prior to November 15, 2021, these fees were $2,510 for non-Chairman, $2,960 for the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee, and $3,160 for the Independent Chairman of the Board. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Fund will pay the Distributor, the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2021

agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time upon 60 days notice to shareholders.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended November 30, 2021, purchases and sales of investment securities, other than short-term investments, were $33,188,378 and $34,310,771, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2021.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At November 30, 2021, Bryan L. Auer and Janet Auer, who are married, and Bryan P. Auer owned 70.81% of the Fund. As a result, Bryan L. Auer, Janet Auer, and Bryan P. Auer each may be deemed to control the Fund. Bryan L. Auer and Bryan P. Auer are affiliates of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$3,144,952
Gross unrealized depreciation	(1,605,976)
Net unrealized appreciation/(depreciation) on investments	$1,538,976
Tax cost of investments	$22,415,225

At November 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,018,120)
Unrealized appreciation on investments	1,538,976
Total accumulated deficit	$(2,479,144)

As of November 30, 2021, the Fund had long-term capital loss carryforwards of $3,861,191. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the fiscal year ended November 30, 2021, the Fund did not utilize any capital loss carryforwards.

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2021

As of November 30, 2021, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the flowing fiscal year for tax purposes. For the year ended November 30, 2021, the Fund deferred $156,928 of late year ordinary losses. The Fund utilized capital loss carryforwards of $7,012,506.

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2021, the Fund had 27.37% of the value of its net assets invested in stocks within the Materials sector.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Auer Growth Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.

Chicago, Illinois

January 27, 2022

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s most recent report, which was presented to the Board for consideration at its meeting held on August 16, 2021, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 through November 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses
	Account	Value	Paid	Annualized
	Value	November	During	Expense
	June 1, 2021	30, 2021	Period(a)	Ratio
Actual	$1,000.00	$998.20	$11.87	2.37%
Hypothetical(b)	$1,000.00	$1,013.18	$11.96	2.37%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 – present)
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 22 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Martin R. Dean (1963)
President, August 2021 to present; Vice
President, November 2020 to August
2021; Chief Compliance Officer, April
2021 to August 2021; Assistant Chief
Compliance Officer, January 2016 to
April 2021	Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Trustees and Officers (Unaudited) (continued)

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

Adviser Agreement Renewal (Unaudited)

The Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, SBAuer Funds, LLC (“Auer”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on August 11, 2021 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Auer. At the Trustees’ quarterly meeting held in August 2021, the Board interviewed certain executives of Auer, including Auer’s Chief Compliance Officer, its Portfolio Manager and Operations Manager, and its Senior Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Auer (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Auer for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)       The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Auer provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Auer’s portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Auer who provide services to the Fund. They noted the systematic approach to investment process, comprehensive compliance program, and quality of the Auer personnel. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Auer to the Fund.

(ii)       Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2021. The Trustees observed that the Fund had outperformed its benchmark, the S&P 500 Index, for the one-year period but underperformed for the three- and five-year and since inception periods. The Trustees noted that the Fund underperformed the average return of its Morningstar Small Blend Category, for the one-, three-, five-, and since inception periods. The Trustees noted that the Fund does not currently compare well in market capitalization or style to either its benchmark or its category and that may contribute to any comparative performance numbers. The Trustees accepted the Adviser’s explanation regarding Fund performance and concluded it was acceptable.

(iii)       Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for funds in the Morningstar Small Blend Category, which indicated that the Fund’s management fee is higher than the average and median for funds in the category. The Trustees indicated that they agreed with

Adviser Agreement Renewal (Unaudited) (continued)

Auer that the extensive work done by Auer in manually reviewing and evaluating earnings reports as part of its investment process provides support for a higher than average management fee.

The Trustees also considered a profitability analysis prepared by Auer for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Auer is earning a slight profit as a result of managing the Fund.

The Trustees considered other potential benefits that Auer may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, and noted Auer’s representation that it does not enter into soft dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Auer’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Auer’s services to the Fund.

(iv)       Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Auer will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Auer’s level of profitability in managing the Fund, Auer is not realizing benefits from economies of scale in managing the Fund and therefore it is premature to reduce the management fee or introduce breakpoints at this time.

Privacy Notice

Rev. January 2020

FACTS	WHAT DOES AUER GROWTH FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 711-2837

Who we are
Who is providing this notice?	Auer Growth Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    buy securities from us or sell securities to us

■    make deposits or withdrawals from your account

■    give us your account information

■    make a wire transfer

■    tell us who receives the money

■    tell us where to send the money

■    show your government-issued ID

■    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes—information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ SBAuer Funds, LLC., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (888) 711-2837 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES Kenneth G.Y. Grant, Chairman David R. Carson Daniel J. Condon Gary E. Hippenstiel Stephen A. Little Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 N Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President GwenethK. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer Lynn E. Wood, Assistant Chief Compliance Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER SBAuer Funds, LLC 8801 River Crossing Blvd, Suite 100 Indianapolis, IN 46240	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 PictoriaDrive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

AUER-AR-21

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Auer Growth Fund: FY 2021 $13,800

                                           FY 2020 $13,800

(b)        Audit-Related Fees

Registrant

Auer Growth Fund: FY 2021 $0

                                            FY 2020 $0

(c)       Tax Fees

Registrant

Auer Growth Fund: FY 2021 $4,300

                                FY 2020 $4,300

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Auer Growth Fund: FY 2021 $0

                                           FY 2020 $0

Nature of the fees: Not applicable

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                     Registrant               Adviser

FY 2021                         $ 0                         $ 0

FY 2020                         $ 0                          $ 0

(h)        The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ Margin R. Dean

Martin R. Dean, President

Date 1/31/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Martin R. Dean

Martin R. Dean, President

Date 1/31/2022

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer

Date 1/31/2022